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                      FIRST AMENDMENT TO AGREEMENT OF SALE



     This First Amendment to Agreement of Sale (the "Amendment") entered into on August 11, 2000, between Klak Golf, L.L.C., as Purchaser, and the entities identified on the signature page hereto, as Seller.

                                   WITNESSETH:

     WHEREAS, on August 1, 2000, Seller and Purchaser entered into an Agreement of Sale (the "Agreement") wherein Seller agreed to sell, assign and convey to Purchaser, and Purchaser agreed to acquire certain Property, as defined in the Agreement; and

     WHEREAS, Seller and Purchaser desire to amend the Agreement in accordance with the terms and provisions hereinafter set forth.

     NOW, THEREFORE, in consideration of One Dollar and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. All capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

     2. In the event of a conflict between the terms of this Amendment and the terms and conditions of the Agreement, the terms of this Amendment shall prevail.

     3. The Property designated as Number 342 on Exhibit A of the Agreement and Number 23 on Exhibit B-1 of the Agreement located at 2806 NE 82nd Avenue, Portland, Oregon and the Property designated as Number 7 on Exhibits B-1 and B-2 are hereby removed from the transaction and the Agreement.

     4. Section 1.2 of the Agreement is hereby amended to provide that the Purchase Price to be paid for the Property shall be $16,150,000.

     5. Section 2.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

     Section 2.1 Delivery of Information by Seller. Seller hereby confirms and agrees that Seller has delivered to Purchaser the following:


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     (A) a copy of all title commitments for owner's and leasehold title insurance (collectively, the "TITLE COMMITMENTS") and all surveys (collectively, the "Surveys") in Seller's possession affecting the Specific Properties;

     (B) copies of the Leases, in Seller's possession relating to the Demised Premises;

     (C) a copy of all material and written contracts of management, maintenance, utility, service, supply or similar contracts or leases in Seller's possession which affect any of the Property or its operation, and any amendments, modifications or supplements thereto that create a contingent liability continuing beyond the Closing or which would otherwise continue beyond the Closing (the "SERVICE CONTRACTS");

     (D) a copy of all "as-built" plans and specifications in Seller's possession with respect to the Improvements;

     (E) a copy of all material licenses and permits in Seller's possession that are necessary for the ownership, occupancy and operation of the Improvements, including, without limitation, certificates of occupancy, to the extent assignable (the "OPERATING PERMITS");

     (F) a copy of any hazardous waste inspection reports and environmental site assessments in Seller's possession with respect to the Property (together with any updates to these reports and assessments obtained by Purchaser or Seller, the "Environmental Reports"); and

     (G) a copy of all guaranties and warranties, if any, pertaining to the Building Fixtures in Seller's possession.

The documents described in Section 2.1 are herein collectively called the "INFORMATIONAL DOCUMENTS" and the information contained in the Informational Documents is herein collectively called the "INFORMATION").

     On or before August 14, 2000, Purchaser shall give Seller written notice of any objections to matters Purchaser determines, in its reasonable discretion, materially and adversely affect, for any reason, the marketability or value of the Property designated as 999, located in Holbrook, Massachusetts (the "Holbrook Property"). In the event Purchaser fails to give a written notice to Seller of such objections by August 14, 2000, Purchaser shall be deemed to have waived any objections to the Holbrook Property. In the event Purchaser gives a written notice to Seller of such objections by August 14, 2000, Purchaser shall either (1) accept title to the Holbrook Property in its current condition, in which event Purchaser's objections shall be deemed to have been waived for all purposes, or (2) elect to remove the Holbrook Property from this transaction only by


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written notice to Seller and the Title Company, in which case, notwithstanding anything herein to the contrary, the Purchase Price shall be reduced by $900,000. For purposes of this Section 2.1, a matter which may be objected to by Purchaser hereunder (an "Objection") shall be deemed "material" if it would adversely affect the value of the Holbrook Property by more than $25,000.

     6. Sections 2.2 and 2.4 of the Agreement are hereby deleted in their entirety.

     7.   A new Section 2.5 of the Agreement is added as follows:

             Section 2.5 "As Is"; Waiver of Objections. Purchaser expressly acknowledges that except with respect to the Holbrook Property, it has concluded its inspection of the Property, including without limitation the Information contained in the Informational Documents. Purchaser agrees that, except with respect to the Holbrook Property, it hereby waives for all purposes any and all objections of any kind and nature to the Property and shall accept title to the Property "as is" without any further reduction to the Purchase Price. In consideration therefor and for the removal of the Portland, Oregon Property, Seller has agreed to a reduction of the Purchase Price so that the Purchase Price for the Property is $16,150,000.

     8. The last paragraph of Section 3.1 of the Agreement is hereby deleted and replaced with the following, "If any of Seller's or Purchaser's representations or warranties set forth in this Section 3.1 are untrue in any material respect, then Seller or Purchaser, as the case may be, shall have the remedies afforded it in Article 7."

     9. Section 3.2(j) is hereby amended to provide that, as Purchaser has waived its right to terminate the Agreement under Section 2.2, Seller shall, as of the date of this Amendment, provide Purchaser with the notices required under this subsection and all language in such subsection after the semicolon is deleted.

     10. The last paragraph of Section 4.1 of the Agreement is hereby deleted and replaced with the following, " If the Conditions set forth in subsections (a) and (b) of this Section 4.1 are not materially satisfied as of the Closing Date, Purchaser shall have the right to terminate the Agreement. If the Conditions set forth in subsections
          (c), (d) and (e) are not satisfied as of the Closing Date, either party shall have the right to terminate the Agreement.

     11. Except as herein modified, the parties ratify and affirm the Agreement and the terms and conditions therein contained.


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     12.  This Amendment may be executed in a number of identical counterparts, each of which for all purposes is deemed an original, and all of which constitute collectively one agreement.

     13. Any signature to this Amendment produced via facsimile is deemed an original signature and is binding upon the parties hereto.



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     IN WITNESS WHEREOF, Seller and Purchaser have executed this Amendment on the dates indicated below.

                                     SELLER:

TEMPE FAMILY GOLF CENTERS, INC.                  OREINT ASSOCIATES
                                                 INTERNATIONAL, INC.

EL CAJON FAMILY GOLF CENTERS, INC.               FAMILY GOLF CENTERS, INC.

LODI FAMILY GOLF CENTERS, INC.                   82nd AVENUE GOLF RANGE, INC.

GBGC FAMILY GOLF CENTERS, INC.                   PHILADELPHIA FAMILY GOLF
                                                 CENTERS, INC.

SACRAMENTO FAMILY GOLF CENTERS, INC.             GREENVILLE FAMILY GOLF
                                                 CENTERS, INC.

SOLANO GOLF CENTER, L.P.                         EAGLE QUEST GOLF
                                                 CENTERS (TEXAS), INC.

MARGATE FAMILY GOLF CENTERS, INC.                EAGLE QUEST GOLF
                                                 CENTERS (TEXAS II), INC.

BLUE EAGLE OF FLORIDA, INC.                      FEDERAL WAY FAMILY GOLF
                                                 CENTERS, INC.

WEST PALM BEACH FAMILY GOLF                      EAGLE QUEST GOLF
CENTERS, INC.                                    CENTERS (WASHINGTON), INC.

HOLBROOK FAMILY GOLF CENTERS, INC.               MILWAUKEE FAMILY GOLF
                                                 CENTERS, INC.

FLEMINGTON FAMILY GOLF CENTERS, INC.             PRECISION COURSE, INC.

COMMACK FAMILY GOLF CENTERS, INC.                METROGOLF INCORPORATED

YORKTOWN FAMILY GOLF CENTERS, INC.



By:                                      By:
   ---------------------------------        ---------------------------------
   Title: Vice President of each of         Title: Vice President of each of
          the foregoing corporations               the foregoing corporations




Signatures Continued on Following Page


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                                 PURCHASER:

                                 KLAK GOLF, L.L.C., a Delaware limited
                                 liability company

                                 By:
                                     ----------------------------------------

                                 Name:
                                       --------------------------------------

                                 Title:
                                        -------------------------------------

                                 Date of Execution:                   , 2000
                                                    ------------------


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